SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 1996


                         SEARS ROEBUCK ACCEPTANCE CORP.

               (Exact name of registrant as specified in charter)


Delaware                1-4040                     51-0080535
(State or Other         (Commission             (IRS Employer
Jurisdiction of         File Number)            Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware                 19807
(Address of principal executive offices)        (Zip Code)







Registrant's telephone number, including area code (302) 888-3112

Item 5. Other Events.

                On August 22, 1996, Registrant executed a Distribution Agreement with Goldman, Sachs, & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated and Salomon Brothers Inc (the "Distribution Agreement"), relating to $2,000,000,000 aggregate initial offering price of Medium-Term Notes Series III, to be sold from time to time pursuant to the Distribution Agreement.

                  Also on August 22, 1996, Registrant and Sears, Roebuck and Co. entered into an agreement (the "Extension Agreement") to extend the terms of the Fixed Charge Coverage and Ownership Agreement dated May 15, 1995 to cover the securities registered under Registration Statement No. 333-9817.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

1 Distribution Agreement, dated August 22, 1996, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

4(a)            Form of fixed rate Medium Term Note Series III.

4(b)            Form of floating rate Medium Term Note Series III.

4(c) Extension Agreement dated August 22, 1996 between Registrant and Sears, Roebuck and Co.

5 Opinion of Robert J. Pence dated August 28, 1996, relating to the validity of $2,000,000,000 aggregate principal amount of Medium-Term Notes Series III.

8 Opinion of Baker & McKenzie, special tax counsel to Registrant, dated August 27, 1996.

23(a)           Consent of Robert J. Pence (included in Exhibit 5).

23(b)           Consent of Baker & McKenzie (included in Exhibit 8).

99 Letter of Representations, dated as of August 27, 1996, between the Registrant, Chase Manhattan Bank and The Depository Trust Company.

                                   SIGNATURES





                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SEARS ROEBUCK ACCEPTANCE CORP.






Date: September 4, 1996           By:       /s/  STEPHEN D. CARP
                                                STEPHEN D. CARP
                                            Vice President, Finance







                                  EXHIBIT INDEX


1 Distribution Agreement, dated August 22, 1996, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

4(a)    Form of fixed rate Medium Term Note Series III.

4(b)    Form of floating rate Medium Tern Note Series III.

4(c) Extension Agreement dated August 22, 1996 between Registrant and Sears, Roebuck and Co.

5 Opinion of Robert J. Pence dated August 28, 1996, relating to the validity of $2,000,000,000 aggregate principal amount of Medium-Term Notes Series III.

8 Opinion of Baker & McKenzie, special tax counsel to Registrant, dated August 27, 1996.

23(a)   Consent of Robert J. (included in Exhibit 5).

23(b)   Consent of Baker & McKenzie (included in Exhibit 8).

99 Letter of Representations, dated as of August 27, 1996, between the Registrant, Chase Manhattan Bank and The Depository Trust Company.